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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-40856 and File No. 333-39106.


ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 27, 2002